UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/09/2012

Strategic Storage Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-53644

MD	32-0211624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694
(Address of principal executive offices, including zip code)

877-327-3485
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

    Strategic Storage Trust, Inc. (the "Registrant") was informed by Reznick Group, P.C. ("Reznick"), the Registrant's independent registered public accounting firm, that Reznick entered into a business combination with J.H. Cohn, LLP ("Cohn"). In connection with the business combination, Cohn legally changed its name to CohnReznick LLP ("CohnReznick") and continues to be registered with the PCAOB. On November 9, 2012, Reznick resigned as the Registrant's independent registered public accounting firm. The Audit Committee of the Registrant's Board of Directors has appointed CohnReznick as the Registrant's independent registered public accounting firm effective November 9, 2012.

    Reznick's reports on the Registrant's financial statements for the fiscal years ended December 31, 2011 and 2010, and through the subsequent interim period through November 9, 2012, did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through November 9, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Registrant and Reznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick would have caused Reznick to make reference thereto in its reports on the Registrant's financial statements for such years, and (ii) no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

    During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through November 9, 2012, neither the Registrant, nor anyone on its behalf, consulted Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Cohn that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

    The Registrant provided Reznick with a copy of this Form 8-K and requested that Reznick provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick agrees with the above disclosures. A copy of Reznick's letter, dated November 13, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
16.1        Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.

Date: November 13, 2012	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 13, 2012